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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-58643


                        SUPPLEMENT TO THE PROSPECTUS OF
                     MORGAN STANLEY DEAN WITTER VALUE FUND
                            DATED NOVEMBER 30, 1999


    The third paragraph under the section of the Prospectus entitled "FUND MANAGEMENT" is hereby replaced by the following:


    The portfolio managers are Robert J. Marcin and Richard M. Behler. Mr. Marcin is the team leader and a Managing Director of the Sub-Advisor and has been managing portfolios for the Sub-Advisor for over five years. Mr. Behler is a Principal of the Sub-Advisor; he has been associated with the Sub-Advisor since November 1995 and prior to that was a portfolio manager with Moore Capital Management.




September 5, 2000